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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K
              TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACTS OF 1934
               Date of report (Date of earliest event reported):
                               September 12, 2000
                          Commission File No. 33-9030
                            MAGNAVISION CORPORATION
             (Exact name of registrant as specified in its charter)

DELAWARE                                               22-2741313
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(State or other jurisdiction                           (IRS Employer
of incorporation)                                      Identification No.)

                  141 South Ave. Office# 4, Fanwood, NJ 07023
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                    (Address of principal executive offices)
                                   (Zip Code)

Registrant's telephone number, including area code: (732) 449-1200

Item 1 Change in Control of Registrant

On September 12, 2000 MagnaVision and Blue Acquisition Corp., a wholly owned subsidiary of IPWireless, Inc. based in San Bruno, CA have signed a definitive agreement for Blue Acquisition Corp. to merge with and into MagnaVision Corporation. All outstanding common and preferred stock of MagnaVision shall be exchanged in the transaction for cash and/or securities. The transaction is more fully described in the attached press release, and in the attached Agreement and Plan of Merger.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

Exhibit 99.1 - Press Release, dated September 12, 2000.

Exhibit 99.2 - Agreement and Plan of Merger between MagnaVision Corporation and Blue Acquisition Corp., a wholly owned subsidiary of IPWireless, Inc., dated September 12, 2000

                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 25, 2000                     MagnaVision Corporation

                                             By: /s/ Jeffrey Haertlein
                                                 -------------------------------
                                                     Jeffrey Haertlein
                                                     Chief Financial Officer